UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________________

FORM 8-K
______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2025

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

		TN		62-1120025
(State or other jurisdiction of incorporation)				(I.R.S. Employer Identification No.)
1915 Snapps Ferry Road	Building N	Greeneville	TN	37745
(Address of principal executive offices)				(Zip Code)

000-22490
(Commission File Number)
Registrant’s telephone number, including area code: (423) 636-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS.

Item 1.01. Entry into a Material Definitive Agreement.

Plan of Merger

On April 30, 2025, Forward Air Corporation, a Tennessee corporation (“FWRD-Tennessee”), and its wholly owned subsidiary, FA-Delaware Corporation, a Delaware corporation (“FWRD-Delaware”), entered into a Plan of Merger (the “Merger Agreement”), pursuant to which, at the effective time of the Merger (the “Effective Time”), FWRD-Tennessee will merge with and into FWRD-Delaware, subject to the terms in the Merger Agreement and conditions below (the “Merger”), with FWRD-Delaware (to be renamed Forward Air Corporation) surviving the Merger (the “Surviving Corporation”). FWRD-Tennessee and FWRD-Delaware entered into the Merger Agreement for purposes of effecting the reincorporation of FWRD-Tennessee as a Delaware corporation, as further described in our Preliminary Proxy Statement on Schedule 14A filed on May 1, 2025 with the U.S. Securities and Exchange Commission.

Pursuant to the Merger Agreement, at the Effective Time, each share of common stock, $0.01 par value per share, of FWRD-Tennessee, issued and outstanding immediately prior to the Effective Time, will automatically convert into one fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation. Pursuant to the Merger Agreement, at the Effective Time, each Series B Preferred Unit, par value $0.00001, of FWRD-Tennessee, issued and outstanding immediately prior to the Effective Time, will be converted into one fully paid and non-assessable Series B Preferred Unit, par value $0.00001, of the Surviving Corporation. Upon consummation of the Merger, the shareholders of FWRD-Tennessee will become shareholders of the Surviving Corporation, which, together with its subsidiaries, will continue to be engaged in the same business that FWRD-Tennessee and its subsidiaries were engaged in prior to the Merger.

The obligation of FWRD-Delaware and FWRD-Tennessee to consummate the Merger is conditioned upon the satisfaction or waiver, to the extent permitted by the General Corporation Law of the State of Delaware and the Tennessee Business Combination Act (the “TBCA”), by FWRD-Delaware and FWRD-Tennessee, respectively, of the following conditions: (1) approval of the Merger Agreement by the shareholders of FWRD-Tennessee; (2) at and as of immediately prior to the Effective Time, no shareholder of FWRD-Tennessee holding 15% or more of the outstanding voting stock of FWRD-Tennessee; (3) no shareholder of FWRD-Tennessee validly asserting and not withdrawing dissenters’ rights under the TBCA with respect to the Merger; and (4) the director and officer insurance policy in effect with respect to FWRD-Tennessee and its subsidiaries as of immediately prior to the Effective Time continuing in full force and effect on the same terms and conditions with respect to the Surviving Corporation and its subsidiaries from and after the Effective Time.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated by reference herein.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed as part of this Current Report on Form 8-K.

No.	Exhibit

2.1
Plan of Merger, dated as of April 30, 2025, by and between Forward Air Corporation and FA-Delaware Corporation (incorporated herein by reference to Annex C to the Preliminary Proxy Statement on Schedule 14A of Forward Air Corporation (Commission File No. 000-22490) filed on April 30, 2025).

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: May 1, 2025	By:	/s/ Shawn Stewart
	Name: Title:	Shawn Stewart Chief Executive Officer